UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 29, 2004

VendingData Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-32161	91-1696010
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6830 Spencer Street, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 733-7195

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER INFORMATION

Item 8.01     Other Information.

On November 30, 2004, VendingData Corporation issued a press release announcing that the United States District Court, District of Nevada, granted the Motion for Preliminary Injunction filed by Shuffle Master, Inc. to the extent that the PokerOne™ Shuffler deals pre-set hands of playing cards in the United States. A copy of the press release is attached to the Current Report as Exhibit 99.01. The press release may also be found in the “Press Releases” section under the “Investors” heading of the company’s web site at www.vendingdata.com.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit 99.01. Press Release dated November 30, 2004 and entitled “VendingData™ Corporation Announces That Court Enjoins the Use in the United States of the PokerOne™ Shuffler from Dealing Hands of Playing Cards.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VendingData Corporation
(Registrant)

Date: November 30, 2004
	By:	/s/ Douglas H. Caszatt
Douglas H. Caszatt
	Its:	Acting Chief Financial Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.01	Press Release dated November 30, 2004 and entitled “VendingData™ Corporation Announces That Court Enjoins the Use in the United States of the PokerOne™ Shuffler from Dealing Hands of Playing Cards.”